Exhibit 10.26

COLLEGIATE FUNDING SERVICES, INC.
2002 STOCK INCENTIVE PLAN

(Formerly known as the CFSL Holdings, Inc. 2002 Stock Incentive Plan)

Amended and Restated June 21, 2004

NOTICE OF STOCK OPTION AWARD

     Grantee’s Name and Address:

     You have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Collegiate Funding Services, Inc. 2002 Stock Incentive Plan (formerly known as the CFSL Holdings Corp. 2002 Stock Incentive Plan), as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number:

Date of Award:	, 200

Exercise Price per Share:	$

Total Number of Shares Subject to the Option (the “Shares”):

Total Exercise Price:	$

Type of Option:	☐ Incentive Stock Option

☐ Non-Qualified Stock Option

Expiration Date:

Post-Termination Exercise Period:

Vesting Schedule:

     Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan, the Option Agreement and any then-effective written agreement between the Grantee and the Company, the Option may be exercised, in whole or in part, in accordance with the following schedule:

     The Option shall vest and become exercisable with respect to twenty-five percent (25%) of the Shares initially covered by the Option on each of the first, second, third and fourth anniversaries of the Date of Award.

     During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

     In the event of the Grantee’s change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Committee as of the time of such change in status.

     In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of the Grantee’s Continuous Service, except as otherwise determined by the Committee.

     In the event of termination of the Grantee’s Continuous Service for any reason other than Disability, Cause or death, such Grantee may exercise the portion of the Option that was vested at the date of such termination, or such other portion of the Option as may be determined by the Committee, during the Post-Termination Exercise Period or such other period set forth in the any other then-effective written agreement between the Grantee and the Company or a Related Entity.

     In the event of a Change in Control or the Grantee’s termination of Continuous Service due to the Grantee’s death or Disability, the Option shall, to the extent not then vested and not previously canceled, immediately become fully vested and exercisable.

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     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan and the Option Agreement.

COLLEGIATE FUNDING SERVICES, INC. a Delaware corporation
By:
Name:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE GRANTEE’S EMPLOYER TO TERMINATE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE’S STATUS IS AT WILL.

     The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with Section 18 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:

Grantee:

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Award Number:

COLLEGIATE FUNDING SERVICES, INC.
2002 STOCK INCENTIVE PLAN

(Formerly known as the CFSL Holdings, Inc. 2002 Stock Incentive Plan)

Amended and Restated: June 21, 2004

STOCK OPTION AWARD AGREEMENT

     1. Grant of Option. The Company hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Collegiate Funding Services, Inc. 2002 Stock Incentive Plan (formerly known as the CFSL Holdings Corp. 2002 Stock Incentive Plan), as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

     2. Exercise of Option.

          (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction, Change in Control or Related Entity Disposition. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Committee. In no event shall the Company issue fractional Shares.

          (b) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option,

the whole number of Shares in respect of which the Option is being exercised and such other provisions as may be required by the Committee. The Exercise Notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Committee, to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d), below.

          (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Committee for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer’s withholding obligations.

     3. Grantee’s Representations. The Grantee understands that, at any time prior to the Registration Date, neither the Option nor the Shares exercisable pursuant to the Option will have been registered under the Securities Act of 1933, as amended or any United States securities laws. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

          (a) cash;

          (b) check;

          (c) if the exercise occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

          (d) if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

     5. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company.

     6. Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates other than for Cause, death or Disability, the Grantee may, but only during the Post-Termination Exercise Period, or such other period set forth in any other then-effective written agreement between the Grantee and the Company or a Related Entity, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall, except as otherwise determined by the Committee, terminate concurrently with the termination of the Grantee’s Continuous Service (also the “Termination Date”). In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and, except to the extent otherwise determined by the Committee, continue to vest; provided, however, with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Section 6(a) and Section 6(b) below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period or such other period set forth in any then-effective written agreement between the Grantee and the Company or a Related Entity, the Option shall terminate.

          (a) Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Option shall become fully vested and exercisable as of the Termination Date, and the Grantee may, but only within six (6) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option with respect to such portion that was vested as of the Termination Date; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. If the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

          (b) Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death or in the event of the Grantee’s death during (i) the Post-Termination Exercise Period, (ii) the six (6) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, or (iii) such other period set forth in any then-effective written agreement between the Grantee and the Company as the period during which the Grantee may exercise the Option after a termination of Continuous Service, the unvested portion of the Option shall become fully vested and exercisable, and the Grantee’s estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option with respect to such portion that was vested as of the Termination Date, within six (6) months from the date of death (but in no event later than the Expiration Date). If the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

     7. Change in Control. Notwithstanding any other provisions of this Option Agreement or the Notice to the contrary, in the event of a Change in Control, the Option shall, to the extent not then vested and not previously canceled, immediately become fully vested and exercisable.

     8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Committee. The Option, if a Non-Qualified Stock Option may be transferred to any person by will and by the laws of descent and distribution. Non-Qualified Stock Options may also be transferred during the lifetime of the Grantee by gift and pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Committee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

     9. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

     10. Company’s Right of First Refusal.

          (a) Transfer Notice. Neither the Grantee nor a transferee (either being sometimes referred to herein as the “Holder”) shall sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein without first complying with the provisions of this Section 10 or obtaining the prior written consent of the Company. In the event the Holder desires to accept a bona fide third-party offer for any or all of the Shares, the Holder shall provide the Company with written notice (the “Transfer Notice”) of:

               (i) The Holder’s intention to transfer;

               (ii) The name of the proposed transferee;

               (iii) The number of Shares to be transferred; and

               (iv) The proposed transfer price or value and terms thereof.

          (b) First Refusal Exercise Notice. The Company shall have the right to purchase (the “Right of First Refusal”) all but not less than all, of the Shares which are described in the Transfer Notice (the “Offered Shares”) at any time during the period commencing upon receipt of the Transfer Notice and ending forty-five (45) days after the first date on which the Company determines that the Right of First Refusal may be exercised without incurring an accounting expense with respect to such exercise (the “Option Period”) at (i) the per share price or value stated in the Transfer Notice or (ii) the Fair Market Value of the Shares on the date immediately prior to the day on which the purchase is to be effected if no consideration is paid pursuant to the terms stated in the Transfer Notice, which Right of First Refusal shall be exercised by written notice (the “First Refusal Exercise Notice”) to the Holder. During the Option Period and the one hundred twenty (120) day period following the expiration of the Option Period, the Company also may exercise its Repurchase Right in lieu or in addition to its Right of First Refusal if the Repurchase Right is or becomes exercisable during the Option Period or such one hundred twenty (120) day period.

          (c) Payment Terms. The Company shall consummate the purchase of the Offered Shares on the terms set forth in the Transfer Notice within thirty (30) days after delivery of the First Refusal Exercise Notice; provided, however, notwithstanding any terms in the Transfer Notice to the contrary, the Company may pay for the Offered Shares pursuant to an unsecured, subordinated note with a five (5) year term and bearing a reasonable rate of interest, all as determined by the Company. In the event the Transfer Notice provides for the payment for the Offered Shares other than in cash, the Company and/or its assigns shall have the right to pay for the Offered Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Committee. Upon payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company or its assigns shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or its assigns without further action by the Holder.

          (d) Assignment. Whenever the Company shall have the right to purchase Shares under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company, or other persons or organizations, to exercise all or a part of the Company’s Right of First Refusal.

          (e) Non-Exercise. If the Company and/or its assigns do not collectively elect to exercise the Right of First Refusal within the Option Period or such earlier time if the Company and/or its assigns notifies the Holder that it will not exercise the Right of First Refusal, then the Holder may transfer the Shares upon the terms and conditions stated in the Transfer Notice, provided that:

               (i) The transfer is made within one hundred twenty (120) days of the expiration of the Option Period; and

               (ii) The transferee agrees in writing that such Shares shall be held subject to the provisions of this Option Agreement.

          (f) Expiration of Transfer Period. Following such one hundred twenty (120) day period, no transfer of the Offered Shares and no change in the terms of the transfer as stated in the Transfer Notice (including the name of the proposed transferee) shall be permitted without a new written Transfer Notice prepared and submitted in accordance with the requirements of this Right of First Refusal.

          (g) Termination of Right of First Refusal. The provisions of this Right of First Refusal shall terminate as to all Shares upon the Registration Date.

          (h) Additional Shares or Substituted Securities. In the event of any transaction described in Section 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent the Shares are at the time covered by such right.

     11. Company’s Call Right and Drag Along Rights.

          (a) Call Right. In the event the Grantee’s employment is terminated for any reason prior to the date of the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Company shall, for a period of up to six (6) months following the date of termination, have the option to purchase (the “Call Rights”), and the Grantee shall be required to sell to the Company, if the Company exercises the Call Rights, (i) any and all Shares that are held by the Grantee, and (ii) any or all Shares that are subject to the vested portion of the Option (the “Vested Shares”), at a price per share as set forth below.

               (i) If the Grantee’s employment is terminated (i) due to the Grantee’s death, (ii) by the Company because the Grantee is Totally Disabled (as defined in the employment agreement between the Grantee and the Company), (iii) by the Company without Cause, or (iv) by the Grantee for Good Reason (as defined in the employment agreement between the Grantee and the Company), the price per share for any Shares and Vested Shares shall be the Call Fair Market Value (as defined below); and

               (ii) If the Grantee resigns without Good Reason, the price per share for any Shares and Vested Shares shall be the lower of the cost of such Shares and Vested Shares to the Grantee or the Call Fair Market Value (as defined below); and

               (iii) If the Grantee’s employment is terminated by the Company for Cause, any Shares and Vested Shares shall be forfeited.

               (iv) For purposes of this Agreement, prior to the date of the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, “Call Fair Market Value” shall mean the fair market value of a share of Common Stock, as determined in good faith by the Board.

               (v) Exercise of the Call Right. Upon such payment by the Company of the purchase price for the Shares or Vested Shares pursuant to the Company’s exercise of the Call Right, the Company and/or its assigns shall become the legal and beneficial owner of the Shares or Vested Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares or Vested Shares being repurchased, without further action by the Grantee.

               (vi) Assignment. Whenever the Company shall have the right to purchase Shares or Vested Shares under this Call Right, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company, or other persons or organizations, to exercise all or a part of the Company’s Call Right.

               (vii) Additional Shares or Substituted Securities. In the event of any transaction described in Section 11 of the Plan, any new, substituted or additional securities or other property which are by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Call Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the price per share to be paid upon the exercise of the Call Right in order to reflect the effect of any such transaction upon the Company’s capital structure.

          (b) Drag Along Rights. For purposes of this Section 11(b), the term “Transferee” shall mean any person who directly or indirectly acquires any Shares from the Grantee.

               (i) Proposed Sale. If, at any time prior to the Registration Date, a proposal for a sale of all or substantially all of the Company’s securities to, or a merger with or into a person that is not directly or indirectly an Affiliate of the Company, for a specified price payable in cash, securities or any other consideration and on specified terms and conditions (a “Sale Proposal”), has been approved by (a) the Board and (b) the holders of a sufficient amount of the outstanding capital stock of the Company required to approve a Sale Proposal under the Company’s certificate of incorporation and the General Corporation Law of the State of Delaware (the “Approving Stockholders”), then the Company may require the Grantee or Transferee to sell all of the Shares held by such Grantee or Transferee which were issued in respect of the Option and any Award pursuant to the Plan, to the party or parties whose Sale Proposal was accepted as hereinabove provided, for the same per share consideration and otherwise on the terms and conditions provided in this Section 11(b).

               (ii) Compelled Sale Notice. The Company will send written notice (the “Compelled Sale Notice”) of the exercise of the rights pursuant to this Section 11(b) to the Grantee or Transferee setting forth the consideration per share to be paid pursuant to the Sale

Proposal and the other terms and conditions of the transaction. The Grantee or Transferee, upon receipt of the Compelled Sale Notice, will be obligated to (a) vote its Common Stock issued in respect of an Award granted under the Plan, in favor of such Sale Proposal at any meeting of stockholders in the Company called to vote on or approve such Sale Proposal (or any written consent solicited for such purpose), (b) sell all of its Shares and participate in the transaction (the “Compelled Sale”) contemplated by the Sale Proposal and (c) otherwise take all necessary action, including, without limitation, expressly waiving any dissenter’s rights or rights of appraisal or similar rights, providing access to documents and records of the Company, entering into an agreement reflecting the terms of the Sale Proposal, surrendering stock certificates, giving any customary and reasonable representations and warranties given by other stockholders and executing and delivering any certificates or other documents reasonably requested by the Company or its counsel, to cause the Company and the Approving Stockholders to consummate such Compelled Sale. Any such Compelled Sale Notice may be rescinded by the Company.

     12. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     13. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     14. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option; however, the Company will be required to withhold from the Grantee’s compensation or collect from the Grantee and pay to the applicable taxing authorities, at the time of exercise, amounts with respect to Social Security, Medicare and other payroll taxes (not including income tax) based upon the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price, and the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise. In addition, the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

          (b) Exercise of Incentive Stock Option Following Disability. If the Grantee’s Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

          (c) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee’s compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

     15. Lock-Up Agreement.

          (a) Agreement. The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject to the lock-up period until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 15.

          (b) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 15(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 15 may not be amended or waived except with the consent of the Lead Underwriter.

     16. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

     17. Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

     18. Dispute Resolution. The provisions of this Section 18 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Southern District of New York (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New York state court in the County of New York) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 18 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

     19. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

     20. Confidentiality. The Company shall provide to Grantee, during the period for which Grantee has one or more Awards outstanding, copies of financial statements of the Company at least annually. Grantee understands and agrees that such financial statements are confidential and shall not be disclosed by Grantee, to any entity or person, for any reason, at any time, without the prior written consent of the Company, unless required by law. If disclosure of such financial statements is required by law, whether through subpoena, request for production, deposition, or otherwise, Grantee promptly shall provide written notice to Company, including copies of the subpoena, request for production, deposition or otherwise, within five (5) business days of their receipt by Grantee and prior to any disclosure so as to provide Company an opportunity to move to quash or otherwise to oppose the disclosure. Notwithstanding the foregoing, Grantee may disclose the terms of such financial statements to his or her spouse or domestic partner, and for legitimate business reasons, to legal, financial and tax advisors.

EXHIBIT A

COLLEGIATE FUNDING SERVICES, INC.
2002 STOCK INCENTIVE PLAN

(Formerly known as the CFSL Holdings, Inc. 2002 Stock Incentive Plan)

Amended and Restated: June 21, 2004

EXERCISE NOTICE

Attention: Secretary

     1. Effective as of today,                     , the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase                      shares of the Common Stock (the “Shares”) of Collegiate Funding Services, Inc. (formerly known as CFSL Holdings, Inc.) (the “Company”) under and pursuant to the Company’s 2002 Stock Incentive Plan (formerly known as the CFSL Holdings Corp. 2002 Stock Incentive Plan) (the “Plan”) and the ☐ Incentive ☐ Non-Qualified Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated                     ,           . Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

     2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     The Grantee shall enjoy rights as a stockholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or the Call Right. Upon such exercise, the Grantee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) of the Option Agreement.

     5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

     6. Taxes. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Committee prescribes.

     7. Restrictive Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, A REPURCHASE RIGHT AND A DRAG ALONG RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL,

REPURCHASE RIGHT AND DRAG ALONG RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

     8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

     9. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

     10. Dispute Resolution. The provisions of Section 18 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

     11. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York) to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

     12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

     14. Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:

GRANTEE:	Collegiate Funding Services, Inc.

By:

Title:

(Signature)

Address:	Address: